UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

OWL ROCK CAPITAL CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

•	Re: Vote now! Owl Rock Capital Corporation Annual Meeting

•	Re: PLEASE VOTE! Owl Rock Capital Corporation Annual Meeting

•	Re: REMINDER: Your ORCC shares still need to be voted for the Annual Meting

•	Re: VOTE NOW! Owl Rock Capital Corporation is still seeking investor votes on important proposals

•	Re: ORCC - We Need Your Vote – One Week Left!

•	Re: ORCC - Last Day to Vote Your Shares, We Need Your Vote!

VOTE NOW Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote ProxyVote 800.690.6903 Virtual Meeting Important Information For holders as of March 24, 2023 Vote Common Shares by: June 20, 2023 Control Number: 0123456789012345 This email represents the following share(s): *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.000 View documents: Proxy Statement | 10-K Report | © 2023 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement

Let’s Vote YOUR VOTE MATTERS. We’ve made it easy, so take two minutes right now on any on it. device you prefer. Let your proxy vote be heard. PHONE TABLET PC Go to: Proxyvote.com SAMPLE-EPB

Your vote is very important. Please vote your shares today. The annual shareholder meeting will be held on June 21, 2023. Whether or not you plan to attend, your vote is very important. You can vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed form. 0000 0000 0000 0000 For your convenience, we’ve highlighted where you 0000 0000 0000 0000 NOTE: This is not an actual Control Number. can find your unique Control Number. If you have Please refer to the proxy card for your unique Control Number. any questions or need assistance, please call 1-866-584-0652. FOUR WAYS TO VOTE ONLINE PHONE QR CODE MAIL 0000 0000 0000 0000 0000 0000 0000 0000 WWW.PROXYVOTE.COM WITHOUT A PROXY CARD WITH A SMARTPHONE VOTE PROCESSING NOTE: This is not an actual Control Number. Please have your proxy card in hand Call 1-866-584-0652 Vote by scanning the Mark, sign and date your Please refer to the voting instruction form when accessing the website. There Monday to Friday, 9:00 a.m. Quick Response Code or ballot and return it in the for your unique Control Number. are easy-to-follow directions to help to 10:00 p.m. ET to speak “QR Code” on the Proxy postage-paid envelope you complete the electronic voting with a proxy specialist. Card/VIF enclosed. provided. instruction form. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

YOUR VOTE MATTERS. We’ve made it easy, so take two Let’s Vote minutes right now on any on it. device you prefer. Let your proxy vote be heard. PHONE TABLET PC Go to: Proxyvote.com SAMPLE-EPN

Frequently Asked Questions Why am I receiving this Notice of Internet Availability? The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice. What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice. Can I receive proxy materials for future meetings by e-mail rather than receive a Notice? Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section. For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml. DOCUMENT ID 2/23

Subject: Upcoming ORCC Annual Meeting

Hi XX,

I hope you’re well.

I wanted to make sure you received the proxy materials for our upcoming annual meetings which we distributed a few weeks ago, and check in on whether you had any questions about the proposals on the ballot since we have not received your vote. I’ve included a copy of the proxy materials for Owl Rock Capital Corporation here for your convenience.

By way of background, there are two proposals on the ballot this year:

(i) To elect two board members, Eric Kaye and Victor Woolridge, for 3-year terms, each expiring at the 2026 annual meeting of shareholders and until their successors are duly elected and qualified; and

(ii) To ratify the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2023

We’d very much appreciate your vote for these proposals in line with our Board’s recommendations. Your shares can be voted by visiting www.proxyvote.com and entering [your control number below/the control number provided on the proxy materials you received].

If you have any questions about the proposals or how to vote, please let us know and we would be happy to help.

Thank you for your support,

XX

Subject: 2023 ORCC Annual Meeting

Hi XX,

I hope you’re doing well.

I am reaching out to see whether you or your team would like to speak with our management team prior to our June 21st Annual Meeting. We would welcome the opportunity to discuss any questions you may have on our proxy statement and get your perspective on our governance profile.

If you would like to speak before casting your vote, please let me know when works for your schedule.

All the best,

XX

Subject: RE: 2023 ORCC Annual Meeting

Hi XX,

I wanted to follow up on my earlier note since I noticed we haven’t received your vote yet.

You can view our 2023 proxy statement here and there are two items on this year’s ballot:

•	Proposal 1: To elect two board members, Eric Kaye and Victor Woolridge, for 3-year terms;

•	Proposal 2: To ratify the appointment of KPMG as independent registered public accounting firm for the fiscal year ending December 31, 2023

You can vote by going to www.proxyvote.com or by calling 1-800-690-6903 and providing the control number which is listed in the email or proxy card you received.

We very much appreciate your support!

XX

Subject: 2023 Annual Meeting – Please Vote

All – We wanted to make you aware that proxy materials for our BDCs were sent to all shareholders over the past month. If you were a shareholder of record as of March 24, 2023, we would encourage you to vote as soon as possible by going to www.proxyvote.com or by calling 1-800-690-6903 and providing the control number which is listed in the email or proxy card you received.

There are two proposals on the ballots for this year:

•	Proposal 1: To elect two board members, Eric Kaye and Victor Woolridge, for 3-year terms

•	Proposal 2: To ratify the appointment of KPMG as independent registered public accounting firm for the fiscal year ending December 31, 2023

The Board of Directors unanimously recommend investors vote “FOR” each of the proposals. The voting deadline is June 20, 2023 at 11:59 PM EST.

Please let us know if you have any questions.

Thanks,

XX

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